FOURTH MODIFICATION OF CREDIT AGREEMENT


     THIS FOURTH MODIFICATION OF CREDIT AGREEMENT (the "Modifica-tion") is entered into as of the 31st day of July, 1995 by and between DYCOM INDUSTRIES INC., a Florida corporation ("Borrower") and FIRST UNION NATIONAL BANK OF FLORIDA, a National Banking Association ("Lender").


                      W I T N E S S E T H:


     WHEREAS, Borrower and Lender entered into a certain Credit Agreement dated as of April 28, 1993, which was amended by First Modification dated December 13, 1993 and by Second Modification dated April 7, 1994 and by Third Modification dated November 30, 1994 (as amended, the "Credit Agreement"); and

     WHEREAS, Borrower has requested that Lender amend the Credit
Agreement to modify the financial covenant contained in Section
9.03; and

     WHEREAS, Lender is willing to amend the Credit Agreement as more particularly set forth herein.

     NOW THEREFORE, for good and valuable considerations, the receipt of which is hereby acknowledged, the parties do hereby modify the Credit Agreement, as follows:

     1. Section 9.03, Current Ratio is modified to provide that Borrower shall not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities (the "Current Ratio") to be less than 1.29:1.0 at any time.

     2. Except as expressly modified herein, the Credit Agreement as previously amended is hereby reaffirmed in its entirety.


                                   DYCOM INDUSTRIES INC.


                                   By: /s/ Thomas R. Pledger
                                     ____________________________

                                  Its: Chairman and CEO
                                       ____________________________

                                   Agreed:

                                   FIRST UNION NATIONAL BANK
                                   OF FLORIDA


                                   By: /s/ John W. Lowery, Jr.
                                       ____________________________
                                   Its:  Vice President
MIA95 228.1 - FAM



                CONSENT BY GUARANTORS


     THIS CONSENT BY GUARANTORS is executed as of the 31st day of July, 1995 by the following corporations:

          a. Advance Leasing of Guilford, Inc., a Florida corporation
          b.   Ansco & Associates, Inc., a Florida corporation
          c.   Coastal Plains, Inc., a Georgia corporation
          d.   Fiber Cable, Inc., a Delaware corporation
          e. Globe Communications, Inc., a North Carolina corporation
          f.   Ivy H. Smith Company, a Florida corporation
          g. Kohler Construction Company, Inc., a Florida corporation
          h. Prime Utility Contractors, Inc., an Alabama corporation
          I. Signal Construction Company, Inc., a Florida corporation
          j. Southeastern Electric Construction, Inc., a Florida corporation
          k.   Star Construction, Inc., a Tennessee corporation
          l.   S.T.S., Inc., a Florida corporation
          m.   TESINC, an Arizona corporation

(collectively the "Guarantors"), in favor of FIRST UNION NATIONAL
BANK OF FLORIDA (the "Lender").


                      W I T N E S S E T H:


     WHEREAS, as of April 28, 1993, the Guarantors executed Guaranty Agreements in favor of Lender pertaining to the Credit Agreement and the Loan Documents referenced therein executed by Dycom Industries Inc., a Florida corporation ("Borrower") and Lender; and

     WHEREAS, the Credit Agreement was modified by First Amendment dated December 13, 1993 and by Second Modification dated April 7,
1994, and by Third Amendment dated November 30, 1994; and

     WHEREAS, Borrower has requested that Lender execute and deliver and a Fourth Modification of Credit Agreement; and

     WHEREAS, as a pre-condition to executing the Fourth
Modification of Credit Agreement, Lender has required that the Guarantors consent to the Fourth Modification of Credit Agreement; and

     WHEREAS, it is to the benefit of Guarantors that Lender consent and execute the Fourth Modification of Credit Agreement.












     NOW THEREFORE, for good and valuable considerations, the receipt of which is hereby acknowledged, the Guarantors hereby agree as follows:

     1. The Guarantors do hereby consent and agree to the terms and conditions of the Fourth Modification of Credit Agreement, a copy of which is attached hereto as Exhibit "A" and incorporated by reference herein. Guarantors agree that the Guaranty Agreements previously executed by Guarantors shall remain in full force and effect and that the obligations of the Borrower under the Credit Agreement shall be modified by the Fourth Modification of Credit Agreement.

     2.   Guarantors do hereby reaffirm in full their respective
Guaranties.

     IN WITNESS WHEREOF, this document has been duly executed as of the day and year first set forth above.

                                Advance Leasing of Guilford, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Ansco & Associates, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Coastal Plains, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Fiber Cable, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________










                                Globe Communications, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Ivy H. Smith Company


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Kohler Construction Company, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Prime Utility Contractors, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Signal Construction Company, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                Southeastern Electric Construction,
                                Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________





                                Star Construction, Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                S.T.S., Inc.


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________


                                TESINC


                                By: /s/ Thomas R. Pledger
                                    _______________________________

                                Its: Vice President
                                    _______________________________













MIA95 224.1 - FAM